                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 20, 1999


                               QUIDEL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



               Delaware                      0-10961              94-2573850
   (State or Other Jurisdiction of         (Commission          (IRS Employer
            Incorporation)                File Number)       Identification No.)



                     10165 McKeller Court
                        San Diego, CA                              92121
           (Address of Principal Executive Offices)              (Zip Code)




       Registrant's telephone number, including area code: (858) 552-1100



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.           Acquisition or Disposition of Assets.

         Quidel Corporation closed a sale/leaseback of its corporate headquarters facility and real estate on December 20, 1999. The facility and real estate was sold for $15 million. Quidel will lease, from 10165 McKellar Court L.P., a California limited partnership and an investment partnership, the 73,000 square foot facility for fifteen years, with options to extend the lease for up to two additional five-year periods. The purchase price and lease terms were determined through arms-length negotiation in light of market conditions. The sale was an all cash transaction, netting Quidel approximately $7 million. Quidel is a limited partner holding approximately a 25% interest in the limited partnership that acquired the facility and real estate.

         The cash generated from selling the property will be used to reduce Quidel's debt, specifically the line of credit opened earlier in 1999 in connection with the acquisition of Metra Biosystems, Inc.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.
                  --------

         10.6     Form of Purchase and Sale Agreement and Escrow Instructions

         The Schedules and Exhibits to the Purchase and Sale Agreement and Escrow Instructions are omitted from this filing in accordance with
         Item 601(b)(2) of Regulation S-K. Quidel agrees to supply any omitted Schedule or Exhibit to the Commission upon receipt of a request by the Commission - subject to a reservation of Quidel's right to request confidential treatment as to certain information under the Freedom of Information Act, the Privacy Act and the Commission's confidential treatment rules and regulations, all as in effect at the time of any such request.

         The omitted Schedules and Exhibits are captioned:

         Exhibit A - Description of Land

         Exhibit B - List of Personal Property

         Exhibit C - List of Operating Agreements

         Exhibit D - Trade Names and General Intangibles Relating to the Land or
                       Improvements

         Exhibit E - Form of Deed

         Schedule 1 - Legal Description

         Exhibit F - Form of Bill of Sale

         Schedule 1 -  Legal Description

         Schedule 2 - Excluded Items

         Schedule 3 - Personal Property

         Exhibit G - Form of Assignment of Contracts

         Schedule 1 -  Legal Description

         Schedule 2 -  Contracts

         Exhibit H - Form of FIRPTA Certificate

         Exhibit J -  The Improvements



         10.7      Form of Single Tenant Absolute Net Lease

         The Schedules and Exhibits to the Single Tenant Absolute Net Lease are omitted from this filing in accordance with Item 601(b)(2) of Regulation S-K. Quidel agrees to supply any omitted Schedule or Exhibit to the Commission upon receipt of a request by the Commission - subject to a reservation of Quidel's right to request confidential treatment as to certain information under the Freedom of Information Act, the Privacy Act and the Commission's confidential treatment rules and regulations, all as in effect at the time of any such request.

         The omitted Schedules and Exhibits are captioned:

         Exhibit A -  Land, Legal Description

         Exhibit B -  Subordination Agreement

         Exhibit C -  Estoppel Certificate

         Exhibit D -  Excluded Items

                            [Signature Page Follows]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUIDEL CORPORATION



Date:    January 3, 2000                By:    /s/  Charles J. Cashion
                                               ---------------------------------
                                               Charles Cashion
                                               Senior Vice President,
                                               Corporate Operations,
                                               Chief Financial Officer and
                                               Secretary













                                  EXHIBIT INDEX



    Exhibit
     Number                           Description
     ------                           -----------
      10.6        Form of Purchase and Sale Agreement and Escrow Instructions

      10.7        Form of Single Tenant Absolute Net Lease
